WHISTLER FUND, L.L.C.

                              FINANCIAL STATEMENTS

                          PERIOD FROM OCTOBER 1, 1999
                          (COMMENCEMENT OF OPERATIONS)
                                TO MARCH 31, 2000

                             WHISTLER FUND, L.L.C.

                              FINANCIAL STATEMENTS


                          PERIOD FROM OCTOBER 1, 1999
                          (COMMENCEMENT OF OPERATIONS)
                               TO MARCH 31, 2000








                                    CONTENTS



Report of Independent Auditors ............................................  1

Statement of Assets, Liabilities and Members' Capital - Net Assets ........  2

Statement of Operations ...................................................  3

Statement of Changes in Members' Capital - Net Assets .....................  4

Statement of Cash Flows ...................................................  5

Notes to Financial Statements .............................................  6

                         Report of Independent Auditors

To the Members of
Whistler Fund, L.L.C.

We have audited the accompanying statement of assets, liabilities and members' capital - net assets of Whistler Fund, L.L.C. (the "Company") and the related statements of operations, changes in members' capital - net assets and cash flows for the period from October 1, 1999 (commencement of operations) to March 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2000 by correspondence with management of the underlying investment funds. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Whistler Fund, L.L.C. at March 31, 2000, and the results of its operations, its cash flows and the changes in its members' capital - net assets for the period from October 1, 1999 to March 31, 2000, in conformity with accounting principles generally accepted in the United States.




May 19, 2000

WHISTLER FUND, L.L.C.

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL - NET ASSETS
(IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                  MARCH 31, 2000

ASSETS



Cash and cash equivalents                                             $ 6,275
Investments in investment funds, at fair value
    (identified cost - $36,458)                                        40,360
Interest receivable                                                        14
Other assets                                                                6
                                                                      -------
    TOTAL ASSETS                                                       46,655
                                                                      -------
LIABILITIES

Management fee payable                                                     37
Contributions received in advance                                       3,346
Accrued expenses                                                          187
                                                                      -------
    TOTAL LIABILITIES                                                   3,570
                                                                      -------
            NET ASSETS                                                $43,085
                                                                      =======

MEMBERS' CAPITAL - NET ASSETS

Represented by:
Capital contributions, (net of syndication costs of $100)             $39,907
Capital withdrawals                                                      (177)
Accumulated net investment loss                                          (555)
Accumulated net realized gains                                              8
Accumulated net unrealized appreciation                                 3,902
                                                                      -------
    MEMBERS' CAPITAL - NET ASSETS                                     $43,085
                                                                      =======

The accompanying notes are an integral part of these financial statements.

WHISTLER FUND, L.L.C.

STATEMENT OF OPERATIONS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                      FOR THE PERIOD FROM
                                                        OCTOBER 1, 1999
                                                (COMMENCEMENT OF OPERATIONS)
                                                       TO MARCH 31, 2000

INVESTMENT INCOME
    Interest                                                  $   32
                                                              ------
EXPENSES
    OPERATING EXPENSES:
       Organizational expenses                                   189
       Management fee                                            163
       Professional fees                                         153
       Administration fees                                        33
       Board of Managers' fees and expenses                       25
       Insurance expense                                          11
       Miscellaneous                                               9
       Custodian fees                                              4
                                                              ------
         TOTAL OPERATING EXPENSES                                587
                                                              ------
         NET INVESTMENT LOSS                                    (555)
                                                              ------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS       3,902
    NET REALIZED GAIN ON INVESTMENTS                               8
                                                              ------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                3,910
                                                              ------
         INCREASE IN MEMBERS' CAPITAL DERIVED FROM
          INVESTMENT ACTIVITIES                               $3,355
                                                              ======

The accompanying notes are an integral part of these financial statements.

WHISTLER FUND, L.L.C.

STATEMENT OF CHANGES IN MEMBERS' CAPITAL - NET ASSETS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                         FOR THE PERIOD FROM
                                                           OCTOBER 1, 1999
                                                    (COMMENCEMENT OF OPERATIONS)
                                                          TO MARCH 31, 2000

FROM INVESTMENT ACTIVITIES
    Net investment loss                                         $  (555)
    Net change in unrealized appreciation on
       investments                                                3,902
    Net realized gain on investments                                  8
                                                                -------
       INCREASE IN MEMBERS' CAPITAL DERIVED
          FROM INVESTMENT ACTIVITIES                              3,355

MEMBERS' CAPITAL TRANSACTIONS

    Capital contributions                                        40,007
    Capital withdrawals                                            (177)
    Syndication costs                                              (100)
                                                                -------
       INCREASE IN MEMBERS' CAPITAL
         DERIVED FROM CAPITAL TRANSACTIONS                       39,730

       MEMBERS' CAPITAL AT BEGINNING OF PERIOD                        -
                                                                -------
       MEMBERS' CAPITAL AT END OF PERIOD                        $43,085
                                                                =======

The accompanying notes are an integral part of these financial statements.

WHISTLER FUND, L.L.C.

STATEMENT OF CASH FLOWS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                     FOR THE PERIOD FROM
                                                                       OCTOBER 1, 1999
                                                                (COMMENCEMENT OF OPERATIONS)
                                                                     TO MARCH 31, 2000

CASH FLOWS FROM OPERATING ACTIVITIES
    Increase in members' capital derived from investment activities           $  3,355
    Adjustments to reconcile net increase in members' capital derived from investment activities to net cash used in operating activities:
       Increase in investments in investment funds at fair value               (40,360)
       Increase in interest receivable                                             (14)
       Increase in other assets                                                     (6)
       Increase in accrued expenses                                                187
       Increase in management fee payable                                           37
                                                                              --------
            NET CASH USED IN OPERATING ACTIVITIES                              (36,801)

CASH FLOWS FROM FINANCING ACTIVITIES
    Capital contributions - (net of syndication costs of $100)                  39,907
    Capital withdrawals                                                           (177)
    Contributions received in advance                                            3,346
                                                                              --------
            NET CASH PROVIDED BY FINANCING ACTIVITIES                           43,076

            NET CHANGE IN CASH                                                   6,275
                 Cash at beginning of period                                         -
                                                                              --------
                 Cash at end of period                                        $  6,275
                                                                              ========

The accompanying notes are an integral part of these financial statements.

WHISTLER FUND, L.L.C.

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2000
--------------------------------------------------------------------------------

1.  ORGANIZATION

    Whistler Fund, L.L.C. (the "Company") is a newly organized Delaware limited liability company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company. The Company seeks to achieve capital appreciation while attempting to limit risk through the use of multi-strategy, multi-manager, diversified investment philosophy. It pursues the objective through investment strategies which have a low correlation with the equity and fixed income markets, or which, when balanced with other strategies, lower the correlation of the Company's total performance to the equity and fixed income markets.

    CIBC Oppenheimer Advisers, L.L.C. (the "Adviser"), a Delaware limited liability company, serves as the investment advisor of the Company. CIBC World Markets Corp.("CIBC WM"), the managing member of the Adviser, will rely on its Hedge Fund Due Diligence Committee to oversee the Adviser's investment decision making on behalf of the Company.

    Generally, initial and additional subscriptions for interests by eligible investors may be accepted as of the first day of each calendar quarter. The Company reserves the right to reject any subscriptions for interests in the Company. The Adviser, from time to time and in its complete and exclusive discretion, may determine to cause the Company to repurchase interests or portions thereof from members other than the Adviser in its capacity as the Special Advisory Member pursuant to written tenders by members on such terms and conditions as it may determine.

2.  SIGNIFICANT ACCOUNTING POLICIES

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Adviser to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Adviser believes that the estimates utilized in preparing the Company's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

    Investments in investment funds ("investee companies") are subject to the terms of the respective limited partnership agreements, limited liability company agreements and offering memorandums. The Company values these investments at fair value based on financial data supplied by the investee companies. Substantially all of the underlying investments of the investee companies are comprised of readily marketable securities.

    Cash equivalents consist of monies invested in money market funds and are accounted for at cost plus accrued interest as reported by the money market funds.

WHISTLER FUND, L.L.C.

--------------------------------------------------------------------------------

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    a. PORTFOLIO VALUATION

    The net asset value of the Company is determined as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Managers.

    The Company's investments in investment funds are carried at fair value as determined by the Company's pro-rata interest in the net assets of each investment fund. All valuations utilize financial information supplied by each investment fund and are net of management and performance incentive fees or allocations payable to the investment funds' managers as required by the investment funds' agreements. The underlying investments of each investment fund are accounted for at fair value as described in each investment fund's financial statements. Distributions received, whether in the form of cash or securities, are applied as a reduction of the investment's cost when identified by the investment funds' as a return of capital.

    b. FUND EXPENSES

    The Company will bear all expenses incurred in the business of the Company, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Company's account; legal fees; accounting and auditing fees; costs of insurance; registration expenses; certain offering and organization costs; and expenses of meetings of directors and members.

    c. INCOME TAXES

    No provision for the payment of Federal, state or local income taxes has been provided on the profits of the Company. Each member is individually required to report on its own tax return its distributive share of the Company's taxable income or loss.

3.  MANAGEMENT FEE, PROFIT ALLOCATION, RELATED PARTY TRANSACTIONS AND OTHER

    CIBC WM provides certain management and administrative services to the Company, including, among other things, providing office space and other support services. In consideration for such services, the Company will pay CIBC WM a monthly management fee at a monthly rate of .08333% (1% on an annualized basis) of the Company's net assets. CIBC WM will pay a portion of the fee to its affiliates. CIBC WM acts as a non-exclusive placement agent for the Company and will bear costs associated with its activities as placement agent.

WHISTLER FUND, L.L.C.

--------------------------------------------------------------------------------

3. MANAGEMENT FEE, PROFIT ALLOCATION, RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

    Net profits or net losses of the Company for each fiscal period will be allocated among and credited to or debited against the capital accounts of all members (but not the Special Advisory Account, as defined) as of the last day of each fiscal period in accordance with members' respective investment percentages for the fiscal period. Generally at the end of each fiscal year, an incentive allocation of 10% of the profits, if any, that have been credited to the capital account of a member during the period (an "Incentive Allocation") will be debited from the member's capital account (including the Adviser's capital account) and credited to the Special Advisory Account. For October 1, 1999 (commencement of operations) to March 31, 2000, the incentive allocation earned was $342,420.

    Each member of the Board of Managers ("Manager") who is not an "interested person" of the Company, as defined by the Act, receives an annual retainer of $5,000 plus a fee for each meeting attended. Currently, no Manager is an "interested person" of the Company. All Managers are reimbursed by the Company for all reasonable out-of-pocket expenses incurred by them in performing their duties.

    PFPC Trust Company (an affiliate of PNC Bank, N.A.) serves as custodian of the Company's assets and provides custodial services for the Company. PFPC Inc. (also an affiliate of PNC Bank, N.A.) serves as administrator and accounting agent to the Company and in that capacity provides certain accounting, record keeping, tax and investor related services. The Company pays a monthly fee to the administrator based primarily upon average net assets, subject to a minimum monthly fee, and will reimburse certain of the administrator's expenses.

4.  SECURITIES TRANSACTIONS

    Aggregate purchases and sales of investment funds for the period ended March 31, 2000, amounted to $36,958,175 and $508,175 respectively. At March 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes. At March 31, 2000, accumulated net unrealized appreciation on investments was $3,901,464, consisting of $5,503,532 gross unrealized appreciation and $1,602,068 gross unrealized depreciation.

5.  INVESTMENTS IN INVESTMENT FUNDS

    As of March 31, 2000, the Company had investments in investment funds, none of which were related parties.

    The following table lists the Company's investments in investment funds as of March 31, 2000. The agreements related to investments in investment funds provide for compensation to the members in the form of management fees of 1% to 2% (per annum) of net assets and performance incentive fees or allocations of 15% to 25% of net profits earned.

WHISTLER FUND, L.L.C.

--------------------------------------------------------------------------------

5.  INVESTMENTS IN INVESTMENT FUNDS (CONTINUED)

                                                                                         % OF COMPANY'S
    INVESTMENT FUND:                                       COST            FAIR VALUE      CAPITAL
    ----------------                                       ----            ----------      --------
    Adelphi Europe Partners, L.P.                       $1,250,000         $1,908,249       4.43%
    Aries Domestic Fund II, L.P.                         1,200,000          2,159,725       5.01%
    Avery Partners, L.P.                                 1,250,000          1,326,136       3.08%
    Basswood Financial Partners, L.P.                    1,450,000          1,412,075       3.28%
    Bay Harbour, 90-1, Ltd.                              1,250,000          1,303,818       3.03%
    Bedford Falls Investors, L.P.                        1,150,000          1,381,656       3.21%
    Clinton Amsterdam Fund, L.P.                           658,175            689,188       1.60%
    Conseiller Fund, L.P.                                1,000,000          1,027,824       2.38%
    Dancing Bear Partners, L.P.                          1,850,000          1,800,595       4.18%
    EOS Partners, L.P.                                   1,125,000          1,355,996       3.15%
    Everest Capital Fund,  L.P.                          1,450,000          1,915,476       4.45%
    Highbridge Capital Corp.                             1,700,000          1,947,975       4.52%
    Icarus Partners, L.P.                                1,600,000          1,401,507       3.25%
    IIU Convertible Fund, Plc.                             675,000            935,520       2.17%
    Ivory Capital II, L.P.                               1,250,000          1,296,000       3.01%
    Kodiak Capital, L.P.                                 1,700,000          1,520,005       3.53%
    Lipper Convertibles Series II, L.P.                  1,000,000          1,069,974       2.48%
    Maverick Fund USA, Ltd.                              2,000,000          2,381,726       5.53%
    Millgate Partners, L.P.                              1,700,000          1,346,698       3.12%
    MSC Partners, L.P.                                   1,650,000          1,710,067       3.97%
    Palladin Enhanced Return Partners, L.P.              1,000,000          1,081,098       2.51%
    Pequod Investments, L.P.                             1,250,000          1,620,709       3.76%
    Polar Bear Fund                                        850,000            492,129       1.14%
    Rocker Partners, L.P.                                1,850,000          1,425,002       3.31%
    Stonehill Institutional Partners, L.P.               1,000,000          1,059,391       2.46%
    Wellington Partners, L.P.                            1,500,000          1,824,284       4.23%
    Willis Coroon Catastrophe Investment Fund, L.P.        850,000            849,922       1.97%
    WPG Farber Present Fund, L.P.                        1,250,000          2,116,894       4.91%
                                                         ---------          ---------       -----
    Total                                              $36,458,175        $40,359,639      93.67%
                                                       ===========
    Other Assets, less Liabilities                                          2,725,414       6.33%
                                                                          -----------     -------
    Members' Capital - Net Assets                                         $43,085,053     100.00%
                                                                          ===========     =======

6.  FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

    In the normal course of business, the investment funds in which the Company invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and equity swaps. The Company's risk of loss in these investment funds is limited to the value of these investments reported by the Company. The investment funds provide for periodic redemptions with lock up provisions for some investments. These lock up provisions range from six months to two years from the initial investment.

WHISTLER FUND, L.L.C.

--------------------------------------------------------------------------------

6.  FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONTINUED)

    At March 31, 2000 cash equivalents consist of approximately $3,025,000 held by one U.S. financial institution.


7.  FINANCIAL HIGHLIGHTS

    The following represents the ratios to average net assets and other supplemental information for the period indicated:

                                                    PERIOD FROM OCTOBER 1, 1999,
                                                    (COMMENCEMENT OF OPERATIONS)
                                                         TO MARCH 31, 2000


    Ratio of net investment loss to average net assets         (3.47%)*
    Ratio of expenses to average net assets                     3.67%*
    Total return                                               11.53%**

    *   Annualized.

    ** Total return assumes a purchase of an interest in the Company on the first day and a sale of the interest on the last day of the period noted, before incentive allocation to the Special Advisory Member, if any. Total returns for a period of less than a full year are not annualized.

8.  SUBSEQUENT EVENTS

    On  April  1,  2000  the   Partnership   received   initial  and  additional
    contributions from members of approximately $ 3,944,000.